ARTISAN FUNDS, INC.

SUPPLEMENT DATED SEPTEMBER 22, 2008

TO THE PROSPECTUS OF ARTISAN FUNDS, INC. (Investor Shares)

DATED JANUARY 28, 2008

WHO IS ELIGIBLE TO INVEST IN A CLOSED ARTISAN FUND?

The following paragraph replaces the first paragraph on page 36 under the heading “Who is Eligible to Invest in a Closed Artisan Fund?” of Artisan Funds’ prospectus:

Artisan International Small Cap Fund, Artisan Mid Cap Fund, Artisan Small Cap Fund and Artisan Small Cap Value Fund are closed to most new investors. Artisan Mid Cap Value Fund is closed to most new investors but remains available to new employee benefit plans administered by certain retirement plan intermediaries. The Investor Share class of Artisan International Value Fund is also closed to most new investors but remains available to financial advisors and new employee benefit plans administered by certain retirement plan intermediaries. The following eligibility criteria apply to a Fund when it is closed. The Funds do not permit investors to pool their investments in order to meet the eligibility requirements, except as otherwise noted below. Unless specified below, each individual in a pooled vehicle must meet one of the eligibility requirements set forth below.

The following parenthetical should be inserted at the beginning of the second to last bullet point on page 37 of Artisan Funds’ prospectus: (the following criteria does not apply to Artisan International Value Fund – Investor Shares).

ARTISAN GLOBAL VALUE FUND AND

ARTISAN INTERNATIONAL VALUE FUND

Artisan Global Value Fund and Artisan International Value Fund each may invest in participation certificates. Participation certificates are equity-linked securities that allow investors to gain economic exposure to a security of a non-U.S. company without a direct investment in that security. Participation certificates typically are issued by a bank or broker-dealer. The bank or broker-dealer has an obligation to pay a Fund an amount based on the change in value of the underlying security at the time the participation certificate is redeemed. Each Fund will not invest more than 10% of its net assets measured at the time of purchase in participation certificates.

The following paragraph is inserted immediately after the first complete paragraph on page 3 and immediately before the first complete paragraph on page 9 of Artisan Funds’ prospectus:

The Fund may invest up to 10% of its net assets measured at the time of purchase in equity-linked securities that provide economic exposure to a security of a non-U.S. company without a direct investment in that security (called “participation certificates” in this prospectus but may be called different names by issuers). Participation certificates typically are issued by a bank or broker-dealer. When a participation certificate is redeemed, the bank or broker-dealer is obligated to pay the Fund an amount based on the value of the underlying security.

The following table replaces the table of principal investment risks on page 21 of Artisan Funds’ prospectus:

The principal investment risks specific to each Fund follow:

RISKS	Global Value	Int’l	Int’l Small Cap	Int’l Value	Mid Cap	Mid Cap Value	Opportunistic Value	Small Cap	Small Cap Value
Foreign Investing Risks	•	•	•	•	•		•
Emerging Market Risks	•	•	•	•			•
Currency Risks	•	•	•	•			•
Participation Certificates Risks	•	•	•	•
Debt Securities Risks	•
Convertible Securities Risks	•
Medium-Sized Company Risks	•	•	•	•	•	•	•
Small Company Risks		•	•	•				•	•
Growth Investing Risks		•	•		•			•
Value Investing Risks	•			•		•	•		•

ARTISAN MID CAP FUND

Artisan Mid Cap Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased and sold on a U.S. exchange. The Fund’s maximum investment in securities of non-U.S. companies that trade on U.S. exchanges, including without limitation American Depositary Receipts, is 10% of the Fund’s net assets at market value at the time of purchase. The following paragraph is inserted immediately after the first two complete paragraphs on page 11 of Artisan Funds’ prospectus:

The Fund may invest in the securities of non-U.S. companies, but only if the securities are purchased and sold on a U.S. exchange. The Fund’s maximum investment in securities of non-U.S. companies that trade on U.S. exchanges, including without limitation American Depositary Receipts, is 10% of the Fund’s net assets at market value at the time of purchase.

ARTISAN SMALL CAP FUND

The following paragraph replaces the first two paragraphs appearing under the subheading “Artisan Small Cap Fund” on page 34 of Artisan Funds’ prospectus:

Artisan Small Cap Fund is co-managed by Marina T. Carlson, CFA and Craigh A. Cepukenas, CFA.

Case Label # 50767